Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Kevin A. Shields, certify that:

1.	I have reviewed Amendment No. 1 to this Annual Report on Form 10K/A of Griffin Capital Essential Asset REIT, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:	April 15, 2016	By:	/s/ Kevin A. Shields
Kevin A. Shields Chief Executive Officer and Chairman (Principal Executive Officer)